EXHIBIT B-2

                            AMEREN CORPORATION SYSTEM
                            NON-REGULATED SUBSIDIARY
                              MONEY POOL AGREEMENT


     This NON-REGULATED SUBSIDIARY MONEY POOL AGREEMENT (this "Agreement") is made and entered into this __ day of ______, 2003 by and among AMEREN CORPORATION ("Ameren"), a Missouri corporation and a registered holding company under the Public Utility Holding Company Act of 1935, as amended (the "Act"); AMEREN SERVICES COMPANY ("Ameren Services"), AMEREN ENERGY, INC., and AMEREN DEVELOPMENT COMPANY, each a Missouri corporation and subsidiary company of Ameren; AMEREN ERC, INC., and AMEREN ENERGY COMMUNICATIONS, INC., each a Missouri corporation and subsidiary company of Ameren Development Company; CILCORP INC. ("CILCORP"), AMEREN ENERGY RESOURCES COMPANY AND CIPSCO INVESTMENT COMPANY, each an Illinois corporation and a subsidiary of Ameren; AMEREN ENERGY DEVELOPMENT COMPANY, AMEREN ENERGY MARKETING COMPANY, AMEREN ENERGY FUELS AND SERVICES COMPANY, AND ILLINOIS MATERIALS SUPPLY CO., each an Illinois corporation and a subsidiary of Ameren Energy Resources Company; AMEREN ENERGY GENERATING COMPANY, an Illinois corporation and a subsidiary of Ameren Energy Development Company; AFS DEVELOPMENT COMPANY, LLC, an Illinois limited liability company and a subsidiary of Ameren Energy Fuels and Services Company; UNION ELECTRIC DEVELOPMENT CORPORATION, a Missouri corporation and a subsidiary of Union Electric Company, which is a subsidiary of Ameren; CILCORP INVESTMENT MANAGEMENT INC., CILCORP VENTURES INC., and QST ENTERPRISES INC., each an Illinois corporation and a subsidiary of CILCORP; CILCORP ENERGY SERVICES INC., an Illinois corporation and a subsidiary of CILCORP Ventures Inc.; CENTRAL ILLINOIS GENERATION, INC., CILCO EXPLORATION AND DEVELOPMENT COMPANY, and CILCO ENERGY CORPORATION, each an Illinois corporation and a subsidiary of Central Illinois Light Company, which is a subsidiary of CILCORP; AES MEDINA VALLEY COGEN (NO. 4), L.L.C. ("AES Medina Valley"), an Illinois limited liability company and a subsidiary of Ameren Energy Resources Company; AES MEDINA VALLEY OPERATIONS, L.L.C. and AES MEDINA VALLEY COGEN (NO. 2) L.L.C., each an Illinois limited liability company and a subsidiary of AES Medina Valley; and AES MEDINA VALLEY COGEN, L.L.C., an Illinois limited liability company and a subsidiary of AES Medina Valley Cogen (No. 2) L.L.C. (each a "Party" and collectively, the "Parties").

                                    RECITALS

     WHEREAS, Ameren and certain of the Parties named above are parties to the Ameren System Amended and Restated Non-Utility Money Pool Agreement, as amended from time to time through September 7, 2002, pursuant to which Ameren and participating subsidiaries make contributions from time to time to the money


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pool in order to coordinate and provide for the short-term cash and working capital requirements of participating subsidiaries;

     WHEREAS, in accordance with the authorization of the Securities and Exchange Commission under the Act, Ameren acquired all of the issued and outstanding common stock of CILCORP, effective [_______], 200[_], and, in conjunction therewith, also acquired all of the membership interests in AES Medina Valley;

     WHEREAS, in conjunction with the acquisition of CILCORP and AES Medina Valley, Ameren wishes to restate and replace the Amended and Restated Non-Utility Money Pool Agreement, as amended, in order to add CILCORP, certain direct and indirect subsidiaries of CILCORP, and AES Medina Valley and its direct and indirect subsidiaries as money pool participants in order to coordinate and provide for their short-term cash and working capital requirements;

     NOW THEREFORE, in consideration of the premises, and the mutual promises set forth herein, the Parties hereto agree as follows:

                                    ARTICLE I
                             CONTRIBUTIONS AND LOANS

     Section 1.1 Contributions to Non-Regulated Subsidiary Money Pool. Each Party will determine each day, on the basis of cash flow projections and other relevant factors, in such Party's sole discretion, the amount of funds it has available for contribution to the Non-Regulated Subsidiary Money Pool, and will contribute such funds to the Non-Regulated Subsidiary Money Pool. The determination of whether a Party at any time has surplus funds to contribute to the Non-Regulated Subsidiary Money Pool or shall contribute funds to the Non-Regulated Subsidiary Money Pool will be made by an appropriate officer of such Party, or by a designee thereof, on the basis of cash flow projections and other relevant factors, in such Party's sole discretion. Each Party may withdraw any of its funds at any time upon notice to Ameren Services as administrative agent of the Non-Regulated Subsidiary Money Pool. No contributions to the Non-Regulated Subsidiary Money Pool will be made by Ameren Services.

     Section 1.2 Rights to Loans. (a) Subject to the provisions set forth in this clause (a) and in Section 1.4(b) below, all short-term borrowing needs of the Parties, with the exception of Ameren and CILCORP, may be met by funds in the Non-Regulated Subsidiary Money Pool to the extent such funds are available. Each Party (other than Ameren and CILCORP) shall have the right to request loans from the Non-Regulated Subsidiary Money Pool from time to time, subject to the availability of funds and the limitations and conditions set forth herein. Each Party (other than Ameren and CILCORP) may request loans from the Non-Regulated Subsidiary Money Pool from time to time during the period from the date hereof until this Agreement is terminated by written agreement of the Parties; provided, however, that the aggregate amount of all loans requested by any Party hereunder shall not exceed the borrowing limits set forth in any applicable


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orders of the Securities and Exchange Commission and other regulatory authorities, resolutions of such Party's shareholders and Board of Directors or similar governing body, such Party's governing corporate documents, and agreements binding upon such Party. No Party shall be obligated to borrow from the Non-Regulated Subsidiary Money Pool if lower cost funds can be obtained from external borrowing. No loans through the Non-Regulated Subsidiary Money Pool will be made to, and no borrowings through the Non-Regulated Subsidiary Money Pool will be made by, Ameren or CILCORP.

     (b) Subject to receipt of any necessary regulatory approval, other non-regulated affiliates of Ameren may enter into this Agreement under the same terms and conditions by amendment executed by the affiliate and Ameren Services as administrative agent.

     Section 1.3 Source of Funds. (a) Funds will be available through the Non-Regulated Subsidiary Money Pool from the following sources for use by the Parties from time to time: (i) surplus funds in the treasuries of Parties other than Ameren Services ("Internal Sources"), and (ii) proceeds from commercial paper issuances, bank borrowings or other external borrowing arrangements by Parties other than Ameren Services ("External Sources"), in each case to the extent permitted by applicable laws and regulatory orders. Funds will be made available from such sources in such order as Ameren Services, as administrative agent of the Non-Regulated Subsidiary Money Pool, may determine will result in a lower cost of funds to Parties borrowing from the Non-Regulated Subsidiary Money Pool, consistent with the individual borrowing needs and financial standing of the Parties contributing funds to the Non-Regulated Subsidiary Money Pool.

     (b) Borrowing Parties will be deemed to have borrowed pro rata from each Party that has contributed funds to the Non-Regulated Subsidiary Money Pool in the proportion that the total amount then contributed to the Non-Regulated Subsidiary Money Pool by such Party bears to the total amount then contributed to the Non-Regulated Subsidiary Money Pool by all Parties. On any day when more than one source of funds (e.g., funds from Internal Sources and funds from External Sources), with different rates of interest, are used to fund loans through the Non-Regulated Subsidiary Money Pool, each borrowing Party will borrow pro rata from each such source of funds in the Non-Regulated Subsidiary Money Pool in the same proportion that the amount of funds provided by that funding source bears to the total amount of short-term funds available in the Non-Regulated Subsidiary Money Pool.

     Section 1.4 Authorization. (a) Each contribution to the Non-Regulated Subsidiary Money Pool shall be authorized by the contributing Party's President, Treasurer, or Assistant Treasurer, or by a designee thereof.

     (b) All borrowings from the Non-Regulated Subsidiary Money Pool shall be authorized by the borrowing Party's President, Treasurer, Assistant Treasurer, or by a designee thereof. Disbursement requests signed by a Party's President,


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Treasurer, Assistant Treasurer, or designee thereof shall be considered as authorization for borrowing hereunder.

     Section 1.5 Interest. Each Party receiving a loan shall accrue interest monthly on the unpaid principal amount of such loan from the Non-Regulated Subsidiary Money Pool from the date of such loan until such principal amount shall be paid in full.

     (a) If only funds from Internal Sources comprise the funds available in the Non-Regulated Subsidiary Money Pool, the interest rate applicable to loans of such funds from Internal Sources shall be the CD yield equivalent of the 30-day Federal Reserve "AA" Non-Financial Commercial Paper Composite Rate (the "Composite Rate") (or, if no such Composite Rate is established for that day, then the applicable rate shall be the Composite Rate for the next preceding day for which such Composite Rate was established).

     (b) If only funds from External Sources comprise the funds available in the Non-Regulated Subsidiary Money Pool, the interest rate applicable to loans of such funds from External Sources shall be equal to the lending Party's cost for such funds from External Sources (or, if more than one Party had made available funds from External Sources on such day, the applicable interest rate shall be a blended rate, equal to the weighted average of the cost incurred by the respective Parties for such funds from External Sources).

     (c) In cases where funds from both Internal Sources and External Sources are concurrently borrowed through the Non-Regulated Subsidiary Money Pool, the rate applicable to all loans comprised of such "blended" funds shall be a blended rate, equal to the weighted average of the (i) cost of all funds contributed by Parties from Internal Sources (as determined pursuant to Section 1.5(a) above) and (ii) the cost of all such funds from External Sources (as determined pursuant to Section 1.5(b) above); provided, that, notwithstanding
Section 1.3(b) of this Agreement, in circumstances where funds from Internal Sources and External Sources are available for loans through the Non-Regulated Subsidiary Money Pool, loans may be made exclusively with funds from Internal Sources or External Sources, rather than from a "blend" of such funds, to the extent it is expected that such loans would result in a lower cost of borrowing.

     Section 1.6 Certain Costs. The cost of compensating balances and/or fees paid to banks or other institutions to maintain credit facilities by Parties contributing funds from External Sources to the Non-Regulated Subsidiary Money Pool shall initially be paid by the Party maintaining such facilities. A portion of such costs shall periodically be allocated to the Parties borrowing such funds from External Sources through the Non-Regulated Subsidiary Money Pool on a fair and equitable basis.

     Section 1.7 Repayment. Each Party receiving a loan hereunder shall repay the principal amount of such loan, together with all interest accrued thereon, on demand and in any event within one year of the date on which such loan was


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made. All loans made through the Non-Regulated Subsidiary Money Pool may be prepaid by the borrowing Party without premium or penalty.

     Section 1.8 Form of Loans to Parties. Loans to Parties through the Non-Regulated Subsidiary Money Pool will be made pursuant to open-account advances, repayable upon demand; provided, that each Party contributing funds shall at all times be entitled to receive upon demand one or more promissory notes evidencing any and all loans made by the Non-Regulated Subsidiary Money Pool. Any such note shall: (a) be dated as of the date of the initial borrowing,
(b) mature on demand or on a date agreed to by the Parties to the transaction, but in any event not later than one year after the date of the applicable borrowing, and (c) be prepayable in whole at any time or in part from time to time, without premium or penalty.

                                   ARTICLE II
                OPERATION OF NON-REGULATED SUBSIDIARY MONEY POOL

     Section 2.1 Operation. Operation of the Non-Regulated Subsidiary Money Pool, including record keeping and coordination of contributions and loans, will be handled by Ameren Services under the authority of the appropriate officers of the Parties. Ameren Services shall be responsible for the determination of all applicable interest rates and charges to be applied to contributions to and loans from the Non-Regulated Subsidiary Money Pool at any time hereunder, shall maintain records of all such contributions and loans, interest charges and accruals and interest and principal payments for purposes hereof, and shall prepare periodic reports thereof for the Parties. Ameren Services will administer the Non-Regulated Subsidiary Money Pool on an "at cost" basis. Separate records shall be kept by Ameren Services for the Non-Regulated Subsidiary Money Pool established by this Agreement and any other money pool administered by Ameren Services.

     Section 2.2 Investment of Surplus Funds in the Non-Regulated Subsidiary Money Pool. Funds not required to meet Non-Regulated Subsidiary Money Pool loans (with the exception of funds required to satisfy the Non-Regulated Subsidiary Money Pool's liquidity requirements) will ordinarily be invested in one or more short-term investments, including: (i) interest-bearing accounts with banks;
(ii) obligations issued or guaranteed by the U.S. government and/or its agencies and instrumentalities, including obligations under repurchase agreements; (iii) obligations issued or guaranteed by any state or political subdivision thereof, provided that such obligations are rated not less than A by a nationally recognized rating agency; (iv) commercial paper rated not less than A-1 or P-1 or their equivalent by a nationally recognized rating agency; (v) money market funds; (vi) bank certificates of deposit and bankers acceptances; (vii) Eurodollar certificates of deposit or time deposits; (viii) investment grade medium term notes, variable rate demand notes and variable rate preferred stock; and (ix) such other investments as are permitted by Section 9(c) of the Act and Rule 40 thereunder.


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     Section 2.3 Allocation of Interest Income and Investment Earnings. The
interest income and other investment income earned by the Non-Regulated Subsidiary Money Pool on loans to Parties and on investment of surplus funds will be allocated among the Parties making contributions in accordance with the proportion each Party's contribution of funds to the Non-Regulated Subsidiary Money Pool bears to the total amount of funds contributed to the Non-Regulated Subsidiary Money Pool and the cost of any External Sources contributed to the Non-Regulated Subsidiary Money Pool by such Party. Interest and other investment earnings will be computed on a daily basis and settled once per month.

     Section 2.4 Event of Default. If any Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against any Party seeking to adjudicate it a bankrupt or insolvent, then the other Parties may declare the unpaid principal amount of any loans to such Party, and all interest thereon, to be forthwith due and payable and all such amounts shall forthwith become due and payable.

                                   ARTICLE III
                                  MISCELLANEOUS

     Section 3.1 Amendments, Waivers. Except as provided for in Section 1.2(b), this Agreement may not be modified or amended in any respect except in writing executed by the Parties. No provision of this Agreement shall be deemed waived unless such wavier is set forth in writing and executed by the Party making such waiver.

     Section 3.2 Legal Responsibility. Nothing herein contained shall render any Party liable for the obligations of any other Party hereunder and the rights, obligations and liabilities of the Parties are several in accordance with their respective obligations, and not joint.

     Section 3.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.


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     IN WITNESS WHEREOF, the undersigned companies have duly caused this
Agreement to be signed on their behalf on the date first written above by the undersigned thereunto duly authorized.


          AMEREN CORPORATION


          By________________________________
          Name:
          Title:


          AMEREN SERVICES COMPANY


          By________________________________
          Name:
          Title:


          AMEREN ENERGY, INC.


          By________________________________
          Name:
          Title:


          AMEREN DEVELOPMENT COMPANY


          By________________________________
          Name:
          Title:


          AMEREN ERC, INC.


          By________________________________
          Name:
          Title:


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          CIPSCO INVESTMENT COMPANY


          By________________________________
          Name:
          Title:


          UNION ELECTRIC DEVELOPMENT CORPORATION


          By________________________________
          Name:
          Title:


          AMEREN ENERGY COMMUNICATIONS, INC.


          By________________________________
          Name:
          Title:


          AMEREN ENERGY RESOURCES COMPANY


          By________________________________
          Name:
          Title:


          AMEREN ENERGY GENERATING COMPANY


          By________________________________
          Name:
          Title:


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          AMEREN ENERGY DEVELOPMENT COMPANY


          By________________________________
          Name:
          Title:


          AMEREN ENERGY MARKETING COMPANY


          By________________________________
          Name:
          Title:


          AMEREN ENERGY FUELS AND SERVICES COMPANY


          By________________________________
          Name:
          Title:


          AFS DEVELOPMENT COMPANY, LLC


          By________________________________
          Name:
          Title:


          ILLINOIS MATERIALS SUPPLY CO.


          By________________________________
          Name:
          Title:


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          CILCORP INC.


          By________________________________
          Name:
          Title:


          CENTRAL ILLINOIS GENERATION, INC.


          By________________________________
          Name:
          Title:


          CILCORP INVESTMENT MANAGEMENT INC.


          By________________________________
          Name:
          Title:


          CILCORP VENTURES INC.


          By________________________________
          Name:
          Title:


          QST ENTERPRISES INC.


          By________________________________
          Name:
          Title:


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          CILCORP ENERGY SERVICES INC.


          By________________________________
          Name:
          Title:


          CILCO EXPLORATION AND DEVELOPMENT COMPANY


          By________________________________
          Name:
          Title:


          CILCO ENERGY CORPORATION


          By________________________________
          Name:
          Title:


          AES MEDINA VALLEY COGEN (NO. 4), L.L.C.


          By________________________________
          Name:
          Title:


          AES MEDINA VALLEY COGEN, L.L.C.


          By________________________________
          Name:
          Title:


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          AES MEDINA VALLEY COGEN (NO. 2), L.L.C.


          By________________________________
          Name:
          Title:


          AES MEDINA VALLEY OPERATIONS, L.L.C.


          By________________________________
          Name:
          Title:


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